UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2019

CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-10897	57-1039673
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2019 Annual Meeting of Stockholders of Carolina Financial Corporation (the “Company”) was held on April 24, 2019 at 5:00 p.m., at the Marina Inn at Grande Dunes, 8121 Amalfi Place, Myrtle Beach, South Carolina (the “Annual Meeting”). One of the Company’s former Class I directors – Michael P. Leddy – did not stand for re-election at the Annual Meeting based on the age limitation for directors set forth in the Company’s bylaws. Accordingly, Mr. Leddy retired from the Board of Directors effective as of the adjournment of the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Of the 22,312,362 shares of common stock outstanding, at the Annual Meeting there were present, in person or by proxy, 19,929,889 shares, representing approximately 89.32% of the total outstanding eligible votes. At the Annual Meeting, the stockholders of the Company voted to:

•	re-elect four Class II members to the Board of Directors;
•	approve a nonbinding, advisory resolution approving the compensation of the Company’s named executive officers;
•	express a nonbinding, advisory preference for yearly say-on-pay votes; and
•	ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The results of the Annual Meeting were as follows:

1.	To elect four Class II directors:

Nominee	For	Withheld	Broker Non-Votes
W. Scott Brandon	14,535,380	752,496	4,642,013
Lindsey A. Crisp	15,051,345	236,531	4,642,013
Jeffrey L. Deal	14,506,731	780,690	4,642,013
Thompson E. Penney	15,061,374	226,502	4,642,013

The other directors that continued in office after the meeting are as follows:

Class I	Class III
Beverly Ladley	Robert G. Clawson, Jr.
Robert M. Moise	Gary M. Griffin
David L. Morrow	Frederick N. Holscher
Jerold L. Rexroad	Daniel H. Isaac, Jr.
Claudius E. Watts, IV

2.	To approve a nonbinding, advisory resolution approving the compensation of the Company’s named executive officers:

For	Against	Broker Non-Votes	Abstain
14,606,164	403,766	4,642,013	277,946

3.	To express a nonbinding, advisory preference on the frequency of say-on-pay votes:

1 Year	2 Years	3 Years	Abstain
13,807,421	121,464	1,088,173	270,818

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for the Annual Meeting and the vote of the stockholders at the Annual Meeting, the Board of Directors has determined to include an advisory stockholder vote on executive compensation in the Company's proxy materials every year. This policy will remain in effect until the next stockholder vote on the frequency of stockholder votes on executive compensation.

4.	To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain
19,811,489	68,816	49,584

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: April 26, 2019